Backlog Compared to Billings

5

10

15

20

25

30

35

40

45

50

Qtr. 1 2006

Qtr 2 2006

Qtr 3 2006

Qtr 4 2006

Qtr 1 2007

Qtr 2 2007

Orders added to backlog by quarter

Sales revenue recognized by quarter

Ending Backlog

-

10

20

30

40

50

60

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

FM

CM

TC

Q2 2007 Orders Added to Backlog

0

5

10

15

20

25

30

35

40

45

50

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

Technical Consulting

Construction Management

Facility  Management

Q2 2007 Orders Added to Backlog

$0

$10,000

$20,000

$30,000

$40,000

$50,000

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

Commercial Customers

Government Customers

Commercial vs. Government Customers

Q2 2007 Orders Added to Backlog

$0

$10,000

$20,000

$30,000

$40,000

$50,000

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

New Customers

Existing Customers

New vs. Existing Customers

Q2 2007 Orders Added to Backlog

Technical Consulting

$0

$500

$1,000

$1,500

$2,000

$2,500

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

Q2 2007 Orders Added to Backlog

Construction Management

$0

$5

$10

$15

$20

$25

$30

$35

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

Q2 2007 Orders Added to Backlog

Facility Management

$0

$2,000

$4,000

$6,000

$8,000

$10,000

$12,000

$14,000

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

FY06

FY07

Order Volume vs. Proposal Volume

$10,000

$20,000

$30,000

$40,000

$50,000

$60,000

$70,000

$80,000

Q1

Q2

Q3

Q4

Q1

Q2

Orders added to backlog by quarter

Proposal issued by quarter

FY06

FY07